Supplement Dated October 16, 1998 to the
                   Prospectus Dated February 14, 1998 of the
                             NewCap Contrarian Fund

     The Board of Trustees of the AmeriPrime Fuunds has determined, in light of current market conditions and the relatively small size of the NewCap Contrarian Fund, that the Fund should no longer pursue its investment oblective and instead should invest 100% of its assets in cash equivalents, money market funds and investment grade debt securities. These changes in investments and strategy will be accomplished as soon as practicable and will remain in effect until further notice. In addition, shares of the Fund are no longer available for purchase, and the Fund will no longer incur expenses pursuant to its Distribution Plan, although shares will continue to be redeemable in accordance with the Prospectus.

This supplement, and the Prospectus dated February 14, 1998, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated February 14, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herin by reference. It is available upon request and without charge by calling (440)514-5151.